Satellites and Other Property and Equipment	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
Satellites and Other Property and Equipment

Note 9 Satellites and Other Property and Equipment

(a) Satellites and Other Property and Equipment, net

Satellites and other property and equipment, net were comprised of the following (in thousands):

	As of December 31, 2013	As of December 31, 2014
Satellites and launch vehicles	$8,628,596	9,154,751
Information systems and ground segment	559,250	582,115
Buildings and other	203,839	236,845

Total cost	9,391,685	9,973,711
Less: accumulated depreciation	(3,586,145)	(4,093,447)

Total	$5,805,540	$5,880,264

Satellites and other property and equipment, net as of December 31, 2013 and 2014 included construction-in-progress of $0.8 billion and $1.1 billion, respectively. These amounts relate primarily to satellites under construction and related launch services. Interest costs of $44.8 million and $70.9 million were capitalized during the years ended December 31, 2013 and 2014, respectively. Additionally, we recorded depreciation expense of $673.1 million, $654.3 million and $611.1 million during the years ended December 31, 2012, 2013 and 2014, respectively.

We have entered into launch contracts for the launch of both specified and unspecified future satellites. Each of these launch contracts provides that such contract may be terminated at our option, subject to payment of a termination fee that increases as the applicable launch date approaches. In addition, in the event of a failure of any launch, we may exercise our right to obtain a replacement launch within a specified period following our request for re-launch.

(b) Recent Satellite Launches

On October 16, 2014, we successfully launched our IS-30 satellite into orbit. This satellite establishes long-term capacity at the 95°W orbital location and is co-located with our Galaxy 3C satellite. IS-30 entered into service in the fourth quarter of 2014. It provides capacity for direct-to-home (“DTH”) television service in Latin America via Ku-band platforms, as well as additional capacity for media, government and network services customers via C-band platforms.

On February 1, 2013, the launch vehicle for our IS-27 satellite failed shortly after liftoff and the satellite was completely destroyed. A Failure Review Board was established and subsequently concluded that the launch failed due to the mechanical failure of one of the first stage engine’s thrust control components. The satellite and launch vehicle were fully insured, and we received $406.2 million of insurance proceeds during the year ended December 31, 2013. Accounting for insured losses of fixed assets is governed by FASB ASC Topic 605-40, Revenue Recognition—Gains and Losses (“FASB ASC 605-40”). In accordance with FASB ASC 605-40, we recognized the surplus of insurance proceeds received over the $396.6 million book value of the IS-27 satellite and its related assets and recorded a $9.6 million gain, which is reflected as a gain on satellite insurance recoveries on our consolidated statements of operations for the year ended December 31, 2013. These proceeds were used to redeem $366.4 million aggregate principal amount of Intelsat Luxembourg’s outstanding 11 1/4% Senior Notes due 2017 (the “2017 Senior Notes”). See Note 12—Long-Term Debt for further discussion.

(c) Sale of U.S. Administrative Headquarters Building

On October 5, 2012, we completed the sale of our U.S. administrative headquarters office building in Washington, D.C. (the “U.S. Administrative Headquarters Property”), and assigned our Amended and Restated Lease Agreement with the U.S. Government relating to the U.S. Administrative Headquarters Property to the purchaser for a price of $85.0 million in cash. The sale resulted in a pre-tax gain of $12.8 million included within other income, net in our consolidated statement of operations. On November 30, 2012, we entered into an agreement to lease approximately 188,000 square feet of space in McLean, Virginia for our new permanent U.S. administrative headquarters and primary satellite operations center in a new building that was completed in June 2014 (the “New U.S. Administrative Headquarters”). The lease is for a term of 15 years. We began occupancy in the New U.S. Administrative Headquarters in the third quarter of 2014. In December 2013, we signed an Amendment to the lease increasing the total leased square footage to 212,572 square feet that will allow the relocation of our Intelsat General Corporation office to the same facility in the first quarter of 2015.

(d) Satellite Health

Our satellite fleet is diversified by manufacturer and satellite type, and as a result, our fleet is generally healthy. We have experienced some technical problems with our current fleet but have been able to minimize the impact of these problems on our customers, our operations and our business in recent years. Many of these problems have been component failures and anomalies that have had little long-term impact to date on the overall transponder availability in our satellite fleet. All of our satellites have been designed to accommodate an anticipated rate of equipment failures with adequate redundancy to meet or exceed their orbital design lives, and to date, this redundancy design scheme has proven effective. After each anomaly we have generally restored services for our customers on the affected satellite, provided alternative capacity on other satellites in our fleet, or provided capacity that we purchased from other satellite operators.

Significant Anomalies

On November 28, 2004, our Galaxy 27 satellite experienced a sudden anomaly in its north electrical distribution system which resulted in the loss of control of the satellite and the interruption of customer services on the satellite. Galaxy 27 is a FS 1300 series satellite manufactured by Space Systems/Loral, LLC (“SSL”). Our engineers were able to regain command and control of Galaxy 27, and it was placed back in service, with reduced payload capacity, following operational testing. We determined that the north electrical distribution system on Galaxy 27 and the communications capacity associated with it were not operational, and the satellite lost redundancy in nearly all of its components. As of December 31, 2014, Galaxy 27 is kept in inclined orbit.

On January 14, 2005, our IS-804 satellite experienced a sudden and unexpected electrical power system anomaly that resulted in the total loss of the satellite. IS-804 was a Lockheed Martin 7000 series (the “LM 7000 series”) satellite, and as of December 31, 2014 we operated one other satellite in the LM 7000 series, IS-805, which remains in a primary orbital role. Based on the report of the failure review board that we established with Lockheed Martin Corporation, we believe that the IS-804 failure was not likely to have been caused by an IS-804 specific workmanship or hardware element, but was most likely caused by a high current event in the battery circuitry triggered by an electrostatic discharge that propagated to cause the sudden failure of the high voltage power system. We therefore believe that although this risk exists for our other LM 7000 series satellite, the risk of any individual satellite having a similar anomaly is low.

On September 21, 2006, our IS-802 satellite, which was also an LM 7000 series satellite, experienced a reduction of electrical power capability that resulted in a degraded capability of the satellite. A substantial subset of transponders on IS-802 were subsequently reactivated and operated normally until the end of its service life in September 2010, when it was decommissioned. The anomaly review board that we established with Lockheed Martin Corporation to investigate the cause of the anomaly concluded that the IS-802 anomaly was most likely caused by an electrical short internal to the solar array harness located on the south solar array boom. The anomaly review board found that this anomaly was significantly different from previous LM 7000 series spacecraft failures and was the first failure of this type on a solar array of the LM 7000 series. We therefore believe that although this risk exists for our other LM 7000 series satellite, the risk of any individual satellite having a similar anomaly is low.

On June 29, 2008, our Galaxy 26 satellite experienced a sudden and unexpected electrical distribution anomaly causing the loss of a substantial portion of the satellite power generating capability and resulting in the interruption of some of the customer services on the satellite. Galaxy 26 is also a FS 1300 series satellite. Certain transponders continued to operate normally. However, the anomaly resulted in a reduction to the estimated remaining useful life of the satellite. In June 2014, Galaxy 26 was decommissioned.

With respect to both the Galaxy 27 and Galaxy 26 anomalies, the failure review boards that we established with SSL identified the likely root cause of the anomalies as a design flaw which is affected by a number of parameters and in some extreme cases can result in an electrical system anomaly. The design flaw also exists on IS-8. This satellite has been in service since November 1998 and has not experienced an electrical system anomaly. Along with the manufacturer, we continually monitor this problem. Traffic on IS-8 was transferred to IS-19 in 2012, and IS-8 has been relocated to 169°E, where it provides normal service.

On April 5, 2010, our Galaxy 15 satellite experienced an anomaly resulting in our inability to command the satellite. We transitioned all media traffic on this satellite to our Galaxy 12 satellite, which was our designated in-orbit spare satellite for the North America region. Galaxy 15 is a Star-2 satellite manufactured by Orbital Sciences Corporation. On December 23, 2010, we recovered command of the spacecraft and we began diagnostic testing and uploading of software updates that protect against future anomalies of this type. In February 2011, Galaxy 15 initiated a drift to 133°W and returned to service, initially as an in-orbit spare. In October 2011, media traffic was transferred from Galaxy 12 back to Galaxy 15, and Galaxy 15 resumed normal service.

On April 22, 2011, our IS-28 satellite, formerly known as the Intelsat New Dawn satellite, was launched into orbit. Subsequent to the launch, the satellite experienced an anomaly during the deployment of its west antenna reflector, which controls communications in the C-band frequency. The anomaly had not been experienced previously on other STAR satellites manufactured by Orbital Sciences Corporation, including those in our fleet. The New Dawn joint venture filed a partial loss claim with its insurers relating to the C-band antenna reflector anomaly and all of the insurance proceeds from the partial loss claim were received in 2011. The Ku-band antenna reflector deployed and that portion of the satellite is operating as planned, entering service in June 2011. A Failure Review Board established to determine the cause of the anomaly, completed its investigation in July 2011 and concluded that the deployment anomaly of the C-band reflector was most likely due to a malfunction of the reflector sunshield. As a result, the sunshield interfered with the ejection release mechanism, and prevented the deployment of the C-band antenna. The Failure Review Board also recommended corrective actions for Orbital Sciences Corporation satellites not yet launched to prevent reoccurrence of the anomaly. Appropriate corrective actions were implemented on IS-18, which was successfully launched on October 5, 2011, and on IS-23, which was launched in October 2012 and entered into service in November 2012.

The IS-28 satellite and its operations were financed primarily with non-recourse debt through a joint venture in which we were the majority shareholder (see Note 10(b)—Investments—New Dawn). The New Dawn joint venture filed a partial loss claim with its insurers, relating to the C-band antenna reflector anomaly. The claim was finalized and agreed to during 2011, resulting in total insurance recoveries of $118.0 million received. New Dawn’s debt agreements provided that all or most of the proceeds of the insurance claim were to be used to pay down New Dawn’s debt and a portion of the associated interest rate swap. In July 2012, the proceeds of the insurance claim were used to prepay a portion of New Dawn’s debt, along with the associated interest and fees, and to settle the notional amount of a portion of the associated interest rate swaps.

During launch operations of IS-19 on June 1, 2012, the satellite experienced damage to its south solar array. Although both solar arrays are deployed, the power available to the satellite is less than is required to operate 100% of the payload capacity. The Independent Oversight Board (“IOB”) formed by SSL and Sea Launch to investigate the solar array deployment anomaly. The IOB concluded that the anomaly occurred before the spacecraft separated from the launch vehicle, during the ascent phase of the launch, and originated in one of the satellite’s two solar array wings due to a rare combination of factors in the panel fabrication and unrelated to the launch vehicle. While the satellite is operational, the anomaly resulted in structural and electrical damage to one solar array wing, which reduced the amount of power available for payload operation. Additionally, we filed a partial loss claim with our insurers relating to the solar array anomaly. We received $84.8 million of insurance proceeds related to the claim in 2013. As planned, IS-19 followed IS-8 at 166°E, in August 2012.

In accordance with our policy and the guidance provided for under FASB ASC 360, we review our long-lived assets for impairment whenever events and circumstances indicate that the carrying amount of the asset or asset group may not be recoverable. The recoverability of an asset or asset group held and used is measured by a comparison of the carrying amount of the asset or asset group to the estimated undiscounted future cash flows expected to be generated by the asset or asset group. When a satellite experiences an anomaly or other health related issues, we believe the lowest level of identifiable cash flows exists at the individual satellite level. Further, in 2011 and 2012, we performed impairment reviews of our IS-28 and IS-19 satellites and determined that there was no impairment of the carrying amount of the assets due to the expected cash flows to be generated by the operational payloads over the satellites’ expected useful lives.

Other Anomalies

We have also identified three other types of common anomalies among the satellite models in our fleet, which have had an operational impact in the past and could, if they materialize, have an impact in the future. These are:

•	failure of the on-board satellite control processor (“SCP”) in Boeing 601 (“BSS 601”) satellites;

•	failure of the on-board XIPS used to maintain the in-orbit position of Boeing 601 High Power Series (“BSS 601 HP”) satellites; and

•	accelerated solar array degradation in early Boeing 702 (“BSS 702”) satellites.

SCP Failures. Many of our satellites use an on-board SCP to provide automatic on-board control of many operational functions. SCPs are a critical component in the operation of such satellites. Each such satellite has a backup SCP, which is available in the event of a failure of the primary SCP. Certain BSS 601 satellites have experienced SCP failures. The risk of SCP failure appears to decline as these satellites age.

As of December 31, 2014, we operated one BSS 601 satellite, IS-26. This satellite was identified as having heightened susceptibility to the SCP problem. IS-26 has been in continuous operation since 1997. Both primary and backup SCPs on this satellite are monitored regularly and remain fully functional. Accordingly, we believe it is unlikely that additional SCP failures will occur; however, should they occur, we do not anticipate an interruption in business or early replacement of this satellite as a result.

BSS 601 HP XIPS. The BSS 601 HP satellite uses XIPS as its primary propulsion system. There are two separate XIPS on each BSS 601 HP, each one of which is capable of maintaining the satellite in its orbital position. The satellite also has a completely independent chemical propulsion system as a backup to the XIPS. As a result, the failure of a XIPS on a BSS 601 HP typically would have no effect on the satellite’s performance or its operating life. However, the failure of both XIPS would require the use of the backup chemical propulsion system, which could result in a shorter operating life for the satellite depending on the amount of chemical fuel remaining. XIPS failures do not typically result in a catastrophic failure of the satellite or affect the communications capability of the satellite.

As of December 31, 2014, we operated four BSS 601 HP satellites, IS-5 and IS-9, both now in inclined-orbit, and IS-10 and Galaxy 13/Horizons-1. Galaxy 13/Horizons-1 continues to have both XIPS available as its primary propulsion system. IS-5, IS-9 and IS-10 have experienced the failure of both XIPS and are operating on their backup chemical propulsion systems. IS-5 was redeployed in 2012 following its replacement by IS-8, which was subsequently replaced by IS-19. Also in 2012, IS-9 and IS-10 were redeployed following their replacements by IS-21 and IS-20, respectively. No assurance can be given that we will not have further XIPS failures that result in shortened satellite lives. We have decommissioned three satellites that had experienced failure of both XIPS. IS-6B was replaced by IS-11 during the first quarter of 2008, Galaxy 10R was replaced by Galaxy 18 during the second quarter of 2008, and Galaxy 4R was decommissioned in March 2009.

BSS 702 HP Solar Arrays. All of our satellites have solar arrays that power their operating systems and transponders and recharge the batteries used when solar power is not available. Solar array performance typically degrades over time in a predictable manner. Additional power margins and other operational flexibility are designed into satellites to allow for such degradation without loss of performance or operating life. Certain BSS 702 HP satellites have experienced greater than anticipated degradation of their solar arrays resulting from the design of the solar arrays. Such degradation, if continued, results in a shortened operating life of a satellite or the need to reduce the use of the communications payload.

As of December 31, 2014, we operated three BSS 702 HP satellites, two of which are affected by accelerated solar array degradation, Galaxy 11 and IS-1R. Service to customers has not been affected, and we expect that both of these satellites will continue to serve customers until we replace or supplement them with new satellites. Along with the manufacturer, we continually monitor the problem to determine its cause and its expected effect. Due to this continued degradation, Galaxy 11’s estimated end of service life is in the first quarter of 2019 and IS-1R’s estimated end of service life is in the second quarter of 2017. Galaxy 11 is currently operating in a primary orbital role and is planned to be replaced by IS-34 in 2015. IS-1R was redeployed following its replacement by IS-14. The third BSS 702 HP satellite that we operated as of December 31, 2014, Galaxy 3C, was launched after the solar array anomaly was identified, and it has a substantially different solar array design intended to eliminate the problem. This satellite has been in service since September 2002 and has not experienced similar degradation problems.